UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 14, 2009

SMART MODULAR TECHNOLOGIES (WWH), INC.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands
(State or Other Jurisdiction of Incorporation)

333-127442		20-2509518
(Commission File Number)		(IRS Employer Identification No.)

4211 Starboard Drive Fremont, CA		94538
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 623-1231

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 – Cost Associated with Exit or Disposal Activities.

On January 14, 2008, SMART Modular Technologies (WWH), Inc. (the “Company”) communicated internally a restructuring plan to reduce further its global workforce by approximately 5% to 7% and lower the Company’s cost structure in the continued uncertain economic environment.  Several of the worldwide sites will be affected by this latest cost-saving initiative, which is in addition to the restructuring plan reported in September 2008.  The majority of workforce reductions will begin immediately and are expected to be completed by the third quarter of fiscal 2009.  The timing and scope of other workforce reductions will vary by country and be based on local legal requirements.

The Company currently estimates that this restructuring plan ultimately will generate annual cost savings of approximately $5.5 to $6.0 million, with the majority of the quarterly cost savings being realized beginning in the third quarter of fiscal 2009.  The Company anticipates incurring cash expenditures totaling approximately $0.8 to $1.2 million on a pre-tax basis, substantially all of which will be recognized in this fiscal quarter.  Restructuring costs will consist primarily of severance payments and other employee-related payments.

Forward-Looking Statements

Statements contained above that use the words “will,” "estimates," "expects," or similar words that describe the Company's or its management's future expectations, plans, objectives, or goals, are "forward-looking statements" and are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include projections regarding the Company's financial performance, costs and benefits associated with restructuring, and timing and nature of such costs and benefits.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from future results or outcomes expressed or implied by such forward-looking statements.  Factors that would cause or contribute to such differences include, but are not limited to, unanticipated costs associated with or failure to achieve the benefits of these restructuring initiatives, the inability to complete the restructuring initiatives, and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission including the Company’s Form 10-K for the fiscal year ended August 29, 2008, and its Form 10-Q for the quarter ended November 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART MODULAR TECHNOLOGIES (WWH), INC.

Date:	January 14, 2009	By:	/s/ iain mackenzie
			Name:	Iain MacKenzie
			Title:	President & Chief Executive Officer